RUBIO'S RESTAURANTS, INC.

NASDAQ: RUBO

Rubio's FRESH MEXICAN GRILL®

Corporate Presentation
December 2009

Forward-Looking Statements

This presentation contains forward-looking statements regarding future events or the future financial performance of the Company. Forward-looking statements are based on management's current plans and assumptions, but are subject to known and unknown risks and uncertainties, which may cause the Company's actual results, performance or achievements to differ materially from expectations. You should not place undue reliance on these forward-looking statements. Factors that could materially affect our results, performance or achievements, include: our ability to achieve our expected revenues and comparable store sales due to the acceptability and quality of our products, general economic conditions and the success of our promotions and marketing strategies; our ability to control our operating costs, including commodity, labor and other restaurant expenses; our ability to successfully locate, open and operate new restaurants and implement our growth strategy; the adequacy of our reserves related to closed stores or stores to be sold, increased depreciation, asset write downs; our ability to manage ongoing and unanticipated costs, such as costs to comply with the Sarbanes-Oxley Act and litigation costs; our ability to implement a franchise strategy; and our ability to successfully compete in the fast casual restaurant segment. These and other factors that could materially affect our results, performance or achievements can be found in our filings with the SEC including, without limitation, in the "Risk Factors" section of our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to release publicly the results of any revision to these forward-looking statements to reflect events or circumstances following the date of this presentation.

Rubio's Restaurants Business Overview

- Rubio's At-a-Glance
- Large, Growing Segment, Competitive Edge & Strong Team
- Top Performance
- Strong Balance Sheet & Cash Flow
- Compelling Valuation with Operating Leverage

Who We Are...

Rubio's FRESH MEXICAN GRILL

World Famous Fish Taco – Where It All Started

- Credited with **introducing** fish tacos to the U.S.
- Operate in growth-leading **"fast casual"** segment of restaurant industry
- Offer bold, distinctive, **Baja-inspired** food
- Menu items include:



- Tacos	- Burritos	- Salads & Bowls
- Quesadillas	- HealthMex® Offerings	- Domestic/Imported Beer

Where We Are...

Rubio's FRESH MEXICAN GRILL



43
31
47
10
16
Sacramento
Greater SF
1
1
Fresno
Bakersfield
Los Angeles
Orange County
San Diego
8
Las Vegas
25
6
Salt Lake City
4
Denver
4
Phoenix
Tucson

- 196 restaurants across five states
- TTM Revenue at Sept. 27, 2009: **$188+ million**
- Average unit volume: **$1+ million**

Rubio's Restaurants Business Overview

- Rubio's At-a-Glance
- Large, Growing Segment, Competitive Edge & Strong Team
- Top Performance
- Strong Balance Sheet & Cash Flow
- Compelling Valuation with Operating Leverage

Fast Casual Segment is…

- **Positioned** between full service casual dining and Quick Service Restaurants (QSRs)
- **Lower cost** versus casual dining restaurants – limited service format removes the need for waiters and tips
- **Healthier** foods and **premium** ingredients made-to-order
- **Limited** meal-time **without** compromising **quality**
- **Upscale** décor, pleasant ambience

Fast Casual Continues to Grow



+11% Y-O-Y Growth
+7.5% Estimated CAGR
$16B - $17B
$1.4B
$15.1B
$19B - $20B
$2.8B
$16.7B
$23.2B - $25.2B
Entire Fast Casual Segment
2007
2008
2011E
Top 100 Fast Casual Chains
All Other Fast Casual Chains

Source: Technomic estimates

Target Market

Rubio's Fresh Mexican Grill

- Adults 25 - 55
- Average and above average income & education
- Crave flavorful, quality foods
- Health conscious
- Limited meal time (10 - 30 min.)
- Expect to spend $5 - $10

Much More Than Fish Tacos

Rubio's Variety is its Competitive Advantage

% Sales by Protein



Langostino Lobster, 2%
Veggie, 2%
Salmon, 1%
Carnitas, 3%
Mahi, 7%
Shrimp, 11%
Chicken, 35%
Steak, 12%
Fish, 27%

% Sales by Item



Burritos, 29%
Tacos, 36%
GGT, 6%
Salad, 6%
Kids, 5%
A Go Go, 4%
Quesadillas, 4%
Other, 4%
Nachos, 2%
Bowls, 2%
Enchiladas, 2%

Note: Langostino Lobster and Salmon were LTOs

Differentiated Products, Great Taste

Rubio's FRESH MEXICAN GRILL

Competitive Advantage – Our Variety



Grilled Salmon



Langostino Lobster



Grilled Gourmet Tacos



Blackened Mahi Mahi



Enchiladas



Carnitas Rajas Burritos & Tacos



Grilled Veggie Burrito



Tropical Wrapsalada and Salad

Unique & Complex Products Quickly

Rubio's FRESH MEXICAN GRILL

Competitive Advantage - Introduce Complex Products While Reducing Throughput Time

Speed of Service - % of Shifts Above Standard (6 min)



30.0%
27.5%
25.0%
22.5%
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
2.5%
0.0%
Percent of Shifts > 6 min
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Week



Grilled Gourmet Tacos



Grilled Salmon Tacos

What Our Fans Say…

- Rubio's Fresh Mexican Grill selected as the **"Best Tacos"**

Las Vegas Review Journal, 2009

- Rubio's Fish Taco named **"Top Stadium Food"**

Sports Illustrated, 2007

- **"Rubio's Fish Tacos are to San Diego what pizza is to New Yorkers.** A Source of local comfort and pride."

Every Day Rachel Ray, 2006

- Voted **Best Taco Shop** and **Best Fish Taco**

San Diego Union Tribune, 2006

- Two of the "Best" things in town are Chargers running back **LaDainian Tomlinson and fish tacos** (pictured: fish taco from Rubio's Fresh Mexican Grill)

San Diego Magazine, June, 2005


THE BEST
of
SAN DIEGO



Rubio's Competitive Edge

- Adults 25 - 55
- Average and above average income & education
- Crave flavorful, quality foods
- Health conscious
- Limited meal time (10 - 30 min.)
- Expect to spend $5 - $10

Advantage vs. Competition

QSR's Quality
Fast Casual-Variety/Unique Products
Casual Dining-Price/Cost

Strong, Leverageable Team

Rubio's FRESH MEXICAN GRILL

	Years Experience	Previous Experience
Dan Pittard President & CEO	30+	AMOCO, McKinsey&Company, PEPSICO, FritoLay
Marc Simon Senior V. P. Operations	30+	Chipotle, Ernst & Young (Quality In Everything We Do), McDonald's, American Incredible Pizza Company
Larry Rusinko Senior V. P. Marketing	20	Panera Bread, Taco Bell, Friendly's
Ken Hull Senior V. P. Development	25+	McDonald's, Frisch's, golden corral
Gerry Leneweaver Senior V. P. People Services	30+	T.G.I. Friday's, Ground Round, Atari, Pizza Hut, FritoLay, PEPSICO
Frank Henigman Chief Financial Officer	20+	Shell, Merrill Lynch, Sumitomo Corporation
Susan Dallas Vice President Information Technology	25+	Gartner, Quaker

Rubio's Restaurants Business Overview

- Rubio's At-a-Glance
- Large, Growing Segment, Competitive Edge & Strong Team
- Top Performance
- Strong Balance Sheet & Cash Flow
- Compelling Valuation with Operating Leverage

Value Perceptions Among Much of Core Target is Improving

Rubio's FRESH MEXICAN GRILL

- Rubio's "value for the money" score is very competitive with other Fast Casual chains.
- Rubio's "affordability" is also strong relative to Fast Casual chains.



Value for the Money
80%
70%
60%
50%
40%
30%
20%
10%
0%
68%
66%
66%
65%
65%
65%
62%
59%
El Pollo Loco
Rubio's
Chipotle
Chick-fil-A
Boston Market
Panda Express
Baja Fresh
Panera Bread



Affordability of the prices
80%
70%
60%
50%
40%
30%
20%
10%
0%
65%
65%
64%
64%
64%
63%
60%
59%
Panda Express
Rubio's
Chipotle
El Pollo Loco
Boston Market
Baja Fresh
Panera Bread
Chick-fil-A

Source: Sandelman Jan-March 2009, SD, LA, PHX combined
Rubio's 3 Market Rollup, Q1 2008-Q1 2009

Rubio's Comparable Sales

Holding Steady in a Difficult Economy



4.9%
8.3%
7.8%
7.1%
1.7%
-3.3%
-3.9%
-2.1%
-0.2%
1.9%
0.9%
-2.7%
-3.9%
-0.8%
Q4'06
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
QTD Q4'09[1]
YTD Q4'09[1]

[1]Through 12/6/2009

Quarterly Adjusted EBITDA



$2.8
$1.4
$3.2
$3.3
$3.4
$3.9
$3.8
$4.2
$3.5
$2.4
$2.6
Q1
Q2
Q3
Q4
'07 '08 '09
'07 '08 '09
'07 '08 '09
'07 '08

*Adjusted EBITDA calculated as reported by the company in its earnings releases for each of the quarterly periods listed above.

Cost Reductions

- Restructured G&A (approx. $600K savings in '09)
- Improved Cost of Sales (Q3'08 – 28.3%; Q3'09 – 26.5%)
- Negotiated Reduced Lease Terms on Existing Leases and 32 Up for Renewal in Remainder of 2009
- Negotiate Lower Lease Terms and Build-out Costs 15% - 25%
- Cut Energy Costs
- Seek Lower Media Costs down 10% - 20%

Unit Economics by AUV Tier[1]

Rubio's FRESH MEXICAN GRILL


Restaurant Labor
Prime Costs²
Cash Flow³
64.9%
37.4%
6.3%
60.4%
33.2%
14.2%
57.3%
30.2%
19.9%
53.9%
26.8%
26.2%
Below $0.8M
$0.8M - $1.1M
$1.1M - $1.3M
Above $1.3M

Store Count	36	85	33	20

[1] AUV = Average Unit Volume; data based on Company's results for 174 stores in comparable base for trailing 52-weeks ended Sept. 27, 2009.

[2] Prime costs equal restaurant labor plus cost of sales.

[3] Cash flow is equal to restaurant operating margin, calculated by dividing restaurant sales less cost of sales, restaurant labor and restaurant occupancy and other by restaurant sales.

Compelling Unit Level Economics

Rubio's FRESH MEXICAN GRILL

Quality Site Selection & Effective Execution Can Lead to Superior Returns...

($ in thousands)	Comp Stores[1]	Targeted Stores '09[2]	Lower Investment[2]
Restaurant sales	$1,005	$1,132	$972
Net cash investment	$550	$550	$500
Restaurant cash flow[3]	$166	$193	$175
% Margin[3]	17%	17%	18%
Cash return on cash investment[3]	30%	35%	35%

[1] Figures reflect averages for the 174 stores in the comparable base as of Sept. 27, 2009
[2] New Store targeted unit economics for year three in mature markets
[3] Computed using pre-tax restaurant cash flows

Rubio's Restaurants Business Overview

- Rubio's At-a-Glance
- Large, Growing Segment, Competitive Edge & Strong Team
- Top Performance
- Strong Balance Sheet & Cash Flow
- Compelling Valuation with Operating Leverage

Strong Balance Sheet

- $7.4 million in cash as of Q3'09 vs. FYE '08 balance of $5.8 million
- No funded debt on balance sheet
- Intangibles (goodwill associated with franchise repurchases) only $0.5 million
- Converted $2.3 million in deferred taxes to cash in 2008

Strong Liquidity

$20 Million Credit Facility Plus Cash Balance


$2.6M
$2.4M
$15.0M
$20.0M
Letters of Credit
Revolver Available
Non-Revolving Line Available
Total Facility

Generating Operating Cash

Adjusted EBITDA Less Maintenance CapEX


$2.6M
$3.2M
$3.9M
$3.5M
$(3.0)M
$1.03/Share
$10.3M
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Maint CapEx - Q4 '08-Q3 '09
4 Quarter Adj. EBITDA less Maint CapEx

Adjusted EBITDA calculated as reported by the company in its earnings releases for each of the quarterly periods listed above. Maintenance CapEx is capitalized repairs and maintenance on existing stores (excludes new store build-out costs).

Rubio's Restaurants Business Overview

- Rubio's At-a-Glance
- Large, Growing Segment, Competitive Edge & Strong Team
- Top Performance
- Strong Balance Sheet & Cash Flow
- Compelling Valuation with Operating Leverage

Rubio's vs. Industry Segments

LTM EBITDA Multiple


7.7
8.2
5.8
5.7
6.9
5.4
QSR
Fast Casual
Casual Dining
Specialty
Industry
Rubio's

Source: Cowen and Company Monthly Restaurant Report – Nov. 9, 2009

Market Cap to Replacement Capital[1]


Replacement
Capital Cost
$ Millions
$104.5
Market Cap
Dec 1
$ Millions
$73.8

[1] Based on 190 units at $550K per unit; market cap based on Dec. 1, 2009 closing price of $7.35.

Long-Term Growth Model

Rubio's FRESH MEXICAN GRILL

Drivers of Earnings & EBITDA Growth

10% - 20% Long-Term Company Unit Growth[1]

+3 - 4% Comparable Restaurant Sales Growth

Level Prime Costs as a % of Sales

G&A and Operating Leverage

↓

20% Long-Term EPS and EBITDA Growth

[1] A cautious approach to growth during the economic downturn may result in a lower percentage.

Rubio's Key Takeaways

- Superior positioning in growing segment – **Fast Casual continues to be growth leader**
- Differentiated products focused on quality & variety – **more than just tacos**
- Strong, leverageable management team
- Solid performance during unprecedented environment – **record revenue & adjusted EBITDA through first nine months of 2009**
- Well-positioned balance sheet with solid liquidity – **$20 million credit facility, $0 debt**
- Compelling valuation with operating leverage

Key Statistics: RUBO

Rubio's FRESH MEXICAN GRILL

Trading Data

Stock Price *(12/01/09)*	**$7.35**
52 Week Low/High	$2.16 - $7.89
Avg. Daily Vol. *(3m)*	37,000
Shares Outstanding	10.0M
Public Float, est.	6.3M
Institutional Holdings	25%
Insider Holdings	37%

Valuation Measures

Market Cap	$73.8M
Enterprise Value	$66.3M
EV/Revenue *(ttm)*	0.4x
EV/EBITDA *(ttm)*	5.3x

Financial Highlights

Total Revenues *(ttm)*	$188M
EBITDA *(ttm)*	$12M
EPS *(ttm)*	$0.11
Net Cash	$7.4M
Total Assets	$72.2M
Total Debt	$0.0
Total Liabilities	$24.5M



RUBO Daily
12/01/09
8
7
6
5
4
3
2
Volume
©BigCharts.com
1
0.5
0
Millions
09 Feb Mar Apr May Jun Jul Aug Sep Oct Nov

Source: Capital IQ

For More Information

Rubio's Restaurants, Inc.
1902 Wright Place, Suite 300
Carlsbad, CA 92008
Phone: (760) 929-8226

NASDAQ: RUBO

Company Contact
Frank Henigman, CFO
(760) 929-8226

Investor Relations
Liolios Group
Scott Liolios or Cody Slach
(949) 574-3860
info@liolios.com